October 2019

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Trust's annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. This Notice is sent to comply with certain US Securities and Exchange Commission requirements.

On August 1, 2018, Invesco Advisers, Inc. (Invesco) announced that the Board of Trustees of the Trust approved a managed distribution plan (the "Plan") for the Trust, whereby the Trust will pay common shareholders a stable monthly distribution. Under the Plan, the Trust increased its dividend to a stated fixed monthly amount based on a distribution rate of 8.5% of market price per share as of August 1, 2018, which is the date the Plan became effective. The Trust's distributions may include net investment income, long-term capital gains, short-term capital gains and/or return of capital. In order to make multiple long-term capital gains distributions over the course of the year, the Trust will rely on an exemptive order granted by the US Securities and Exchange Commission ("SEC").

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Trust estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust's investment performance and should not be confused with "yield" or "income." The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Trust's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

			CUMULATIVE FISCAL
			YEAR-TO-DATE (YTD)
DISTRIBUTION ESTIMATES	October 2019		September 30, 2019*
	Per Share	% of Current	Per Share	% of 2019
Source	Amount	Distribution	Amount	Distributions
Net Investment Income	$0.0797	82.68%	$0.5366	79.52%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or Other Capital Source)	$0.0167	17.32%	$0.1382	20.48%
Total Current Distribution	$0.0964	100.00%	$0.6748	100.00%
(per common share)

*Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The

Trust's annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2019 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Trust's Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of the Trust's earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Trust's Performance and Distribution Rate Information disclosed in the table below is based on the Trust's net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Trust's Cumulative Distribution Rate and the Average Annual Total Return with the Trust's Current Annualized Distribution Rate. The Trust's NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of the Trust's investment performance. The value of a shareholder's investment in the Trust is determined by the Trust's market price, which is based on the supply and demand for the Trust's shares in the open market.

Trust Performance and Distribution Rate Information:

Fiscal Year-to-date March 1, 2019 to September 30, 2019

Fiscal Year-to-date Cumulative Total Return 1	4.78%
Cumulative Distribution Rate 2	3.74%
Current Annualized Distribution Rate 3	7.48%

Five-year period ending September 30, 2019

Average Annual Total Return 4	6.12%

1Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Trust's NAV over the fiscal year-to-date time period including distributions paid and reinvested.

2Cumulative Distribution Rate for the Trust's current fiscal period (March 1, 2019 through September 30, 2019) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Trust's NAV as of September 30, 2019.

3The Current Annualized Distribution Rate is the current fiscal period's distribution rate annualized as a percentage of the Trust's NAV as of September 30, 2019.

4Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Trust for the five year period ending September 30, 2019. Annual NAV Total Return is the percentage change in the

Trust's NAV over a year including distributions paid and reinvested.

The Plan may be amended or terminated at any time by the Trust's Board of Trustees and as a result, the amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

The amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Trust.

Visit www.invesco.com for more details. If you have any questions, please contact our Client Services Department at 1-800-341-2929 between the hours of 8:00 am – 5:00 pm CT, Monday through Friday.

About Invesco Ltd.

Invesco is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our 13 distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in 25 countries, Invesco managed $1.1 trillion in assets on behalf of clients worldwide as of September 30, 2019. For more information, visit www.Invesco.com .

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end Trust will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT FDIC INSURED l MAY LOSE VALUE l NO BANK GUARANTEE

—Invesco—

November 2019

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Trust's annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. This Notice is sent to comply with certain US Securities and Exchange Commission requirements.

On August 1, 2018, Invesco Advisers, Inc. (Invesco) announced that the Board of Trustees of the Trust approved a managed distribution plan (the "Plan") for the Trust, whereby the Trust will pay common shareholders a stable monthly distribution. Under the Plan, the Trust increased its dividend to a stated fixed monthly amount based on a distribution rate of 8.5% of market price per share as of August 1, 2018, which is the date the Plan became effective. The Trust's distributions may include net investment income, long-term capital gains, short-term capital gains and/or return of capital. In order to make multiple long-term capital gains distributions over the course of the year, the Trust will rely on an exemptive order granted by the US Securities and Exchange Commission ("SEC").

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Trust estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust's investment performance and should not be confused with "yield" or "income." The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Trust's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

			CUMULATIVE FISCAL
			YEAR-TO-DATE (YTD)
DISTRIBUTION ESTIMATES	November 2019		October 31, 2019*
	Per Share	% of Current	Per Share	% of 2019
Source	Amount	Distribution	Amount	Distributions
Net Investment Income	$0.0785	81.43%	$0.6143	79.66%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or Other Capital Source)	$0.0179	18.57%	$0.1569	20.34%
Total Current Distribution	$0.0964	100.00%	$0.7712	100.00%
(per common share)

*Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The Trust's annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2019 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Trust's Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of the Trust's earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Trust's Performance and Distribution Rate Information disclosed in the table below is based on the Trust's net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Trust's Cumulative Distribution Rate and the Average Annual Total Return with the Trust's Current Annualized Distribution Rate. The Trust's NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of the Trust's investment performance. The value of a shareholder's investment in the Trust is determined by the Trust's market price, which is based on the supply and demand for the Trust's shares in the open market.

Trust Performance and Distribution Rate Information:

Fiscal Year-to-date March 1, 2019 to October 31, 2019

Fiscal Year-to-date Cumulative Total Return 1	4.79%
Cumulative Distribution Rate 2	5.02%
Current Annualized Distribution Rate 3	7.53%

Five-year period ending October 31, 2019

Average Annual Total Return 4	5.80%

1Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Trust's NAV over the fiscal year-to-date time period including distributions paid and reinvested.

2Cumulative Distribution Rate for the Trust's current fiscal period (March 1, 2019 through October 31, 2019) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Trust's NAV as of October 31, 2019.

3The Current Annualized Distribution Rate is the current fiscal period's distribution rate annualized as a percentage of the Trust's NAV as of October 31, 2019.

4Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Trust for the five year period ending October 31, 2019. Annual NAV Total Return is the percentage change in the

Trust's NAV over a year including distributions paid and reinvested.

The Plan may be amended or terminated at any time by the Trust's Board of Trustees and as a result, the amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

The amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Trust.

Visit www.invesco.com for more details. If you have any questions, please contact our Client Services Department at 1-800-341-2929 between the hours of 8:00 am – 5:00 pm CT, Monday through Friday.

About Invesco Ltd.

Invesco is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our 13 distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in 25 countries, Invesco managed $1.1 trillion in assets on behalf of clients worldwide as of October 31, 2019. For more information, visit www.Invesco.com .

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end Trust will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT FDIC INSURED l MAY LOSE VALUE l NO BANK GUARANTEE

—Invesco—

December 2019

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Trust's annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. This Notice is sent to comply with certain US Securities and Exchange Commission requirements.

On August 1, 2018, Invesco Advisers, Inc. (Invesco) announced that the Board of Trustees of the Trust approved a managed distribution plan (the "Plan") for the Trust, whereby the Trust will pay common shareholders a stable monthly distribution. Under the Plan, the Trust increased its dividend to a stated fixed monthly amount based on a distribution rate of 8.5% of market price per share as of August 1, 2018, which is the date the Plan became effective. The Trust's distributions may include net investment income, long-term capital gains, short-term capital gains and/or return of capital. In order to make multiple long-term capital gains distributions over the course of the year, the Trust will rely on an exemptive order granted by the US Securities and Exchange Commission ("SEC").

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Trust estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust's investment performance and should not be confused with "yield" or "income." The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Trust's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

			CUMULATIVE FISCAL
			YEAR-TO-DATE (YTD)
DISTRIBUTION ESTIMATES	December 2019		November 30, 2019*
	Per Share	% of Current	Per Share	% of 2019
Source	Amount	Distribution	Amount	Distributions
Net Investment Income	$0.0777	80.60%	$0.6945	80.05%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or Other Capital Source)	$0.0187	19.40%	$0.1731	19.95%
Total Current Distribution	$0.0964	100.00%	$0.8676	100.00%
(per common share)

*Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The

Trust's annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2019 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Trust's Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of the Trust's earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Trust's Performance and Distribution Rate Information disclosed in the table below is based on the Trust's net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Trust's Cumulative Distribution Rate and the Average Annual Total Return with the Trust's Current Annualized Distribution Rate. The Trust's NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of the Trust's investment performance. The value of a shareholder's investment in the Trust is determined by the Trust's market price, which is based on the supply and demand for the Trust's shares in the open market.

Trust Performance and Distribution Rate Information:

Fiscal Year-to-date March 1, 2019 to November 30, 2019

Fiscal Year-to-date Cumulative Total Return 1	5.09%
Cumulative Distribution Rate 2	5.67%
Current Annualized Distribution Rate 3	7.56%

Five-year period ending November 30, 2019

Average Annual Total Return 4	6.08%

1Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Trust's NAV over the fiscal year-to-date time period including distributions paid and reinvested.

2Cumulative Distribution Rate for the Trust's current fiscal period (March 1, 2019 through November 30, 2019) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Trust's NAV as of November 30, 2019.

3The Current Annualized Distribution Rate is the current fiscal period's distribution rate annualized as a percentage of the Trust's NAV as of November 30, 2019.

4Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Trust for the five year period ending November 30, 2019. Annual NAV Total Return is the percentage change in the Trust's NAV over a year including distributions paid and reinvested.

The Plan may be amended or terminated at any time by the Trust's Board of Trustees and as a result, the amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

The amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Trust.

Visit www.invesco.com for more details. If you have any questions, please contact our Client Services Department at 1-800-341-2929 between the hours of 8:00 am – 5:00 pm CT, Monday through Friday.

About Invesco Ltd.

Invesco is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our 13 distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in 25 countries, Invesco managed $1.2 trillion in assets on behalf of clients worldwide as of November 30, 2019. For more information, visit www.Invesco.com .

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end Trust will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT FDIC INSURED l MAY LOSE VALUE l NO BANK GUARANTEE

—Invesco—

January 2020

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Trust's annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. This Notice is sent to comply with certain US Securities and Exchange Commission requirements.

On August 1, 2018, Invesco Advisers, Inc. (Invesco) announced that the Board of Trustees of the Trust approved a managed distribution plan (the "Plan") for the Trust, whereby the Trust will pay common shareholders a stable monthly distribution. Under the Plan, the Trust increased its dividend to a stated fixed monthly amount based on a distribution rate of 8.5% of market price per share as of August 1, 2018, which is the date the Plan became effective. The Trust's distributions may include net investment income, long-term capital gains, short-term capital gains and/or return of capital. In order to make multiple long-term capital gains distributions over the course of the year, the Trust will rely on an exemptive order granted by the US Securities and Exchange Commission ("SEC").

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Trust estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust's investment performance and should not be confused with "yield" or "income." The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Trust's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

			CUMULATIVE FISCAL
			YEAR-TO-DATE (YTD)
DISTRIBUTION ESTIMATES	January 2020		December 31, 2019*
	Per Share	% of Current	Per Share	% of 2019
Source	Amount	Distribution	Amount	Distributions
Net Investment Income	$0.0822	85.27%	$0.7559	78.41%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or Other Capital Source)	$0.0142	14.73%	$0.2081	21.59%
Total Current Distribution	$0.0964	100.00%	$0.9640	100.00%
(per common share)

*Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The

Trust's annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2020 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Trust's Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of the Trust's earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Trust's Performance and Distribution Rate Information disclosed in the table below is based on the Trust's net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Trust's Cumulative Distribution Rate and the Average Annual Total Return with the Trust's Current Annualized Distribution Rate. The Trust's NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of the Trust's investment performance. The value of a shareholder's investment in the Trust is determined by the Trust's market price, which is based on the supply and demand for the Trust's shares in the open market.

Trust Performance and Distribution Rate Information:

Fiscal Year-to-date March 1, 2019 to December 31, 2019

Fiscal Year-to-date Cumulative Total Return 1	9.11%
Cumulative Distribution Rate 2	7.64%
Current Annualized Distribution Rate 3	7.33%

Five-year period ending December 31, 2019

Average Annual Total Return 4	7.20%

1Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Trust's NAV over the fiscal year-to-date time period including distributions paid and reinvested.

2Cumulative Distribution Rate for the Trust's current fiscal period (March 1, 2019 through December 31, 2019) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Trust's NAV as of December 31, 2019.

3The Current Annualized Distribution Rate is the current fiscal period's distribution rate annualized as a percentage of the Trust's NAV as of December 31, 2019.

4Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Trust for the five year period ending December 31, 2019. Annual NAV Total Return is the percentage change in the Trust's NAV over a year including distributions paid and reinvested.

The Plan may be amended or terminated at any time by the Trust's Board of Trustees and as a result, the amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

The amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Trust.

Visit www.invesco.com for more details. If you have any questions, please contact our Client Services Department at 1-800-341-2929 between the hours of 8:00 am – 5:00 pm CT, Monday through Friday.

About Invesco Ltd.

Invesco is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our 13 distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in 25 countries, Invesco managed $1.2 trillion in assets on behalf of clients worldwide as of December 31, 2019. For more information, visit www.Invesco.com .

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end Trust will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT FDIC INSURED l MAY LOSE VALUE l NO BANK GUARANTEE

—Invesco—

February 2020

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Trust's annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. This Notice is sent to comply with certain US Securities and Exchange Commission requirements.

On August 1, 2018, Invesco Advisers, Inc. (Invesco) announced that the Board of Trustees of the Trust approved a managed distribution plan (the "Plan") for the Trust, whereby the Trust will pay common shareholders a stable monthly distribution. Under the Plan, the Trust increased its dividend to a stated fixed monthly amount based on a distribution rate of 8.5% of market price per share as of August 1, 2018, which is the date the Plan became effective. The Trust's distributions may include net investment income, long-term capital gains, short-term capital gains and/or return of capital. In order to make multiple long-term capital gains distributions over the course of the year, the Trust will rely on an exemptive order granted by the US Securities and Exchange Commission ("SEC").

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Trust estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust's investment performance and should not be confused with "yield" or "income." The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Trust's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

			CUMULATIVE FISCAL
			YEAR-TO-DATE (YTD)
DISTRIBUTION ESTIMATES	February 2020		January 31, 2020*
				% of
	Per Share	% of Current	Per Share	FYE 02/29/20
Source	Amount	Distribution	Amount	Distributions
Net Investment Income	$0.0849	88.07%	$0.8523	80.38%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or Other Capital Source)	$0.0115	11.93%	$0.2081	19.62%
Total Current Distribution	$0.0964	100.00%	$1.0604	100.00%
(per common share)

*Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The

Trust's annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2020 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Trust's Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of the Trust's earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Trust's Performance and Distribution Rate Information disclosed in the table below is based on the Trust's net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Trust's Cumulative Distribution Rate and the Average Annual Total Return with the Trust's Current Annualized Distribution Rate. The Trust's NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of the Trust's investment performance. The value of a shareholder's investment in the Trust is determined by the Trust's market price, which is based on the supply and demand for the Trust's shares in the open market.

Trust Performance and Distribution Rate Information:

Fiscal Year-to-date March 1, 2019 to January 31, 2020

Fiscal Year-to-date Cumulative Total Return 1	7.91%
Cumulative Distribution Rate 2	8.22%
Current Annualized Distribution Rate 3	7.45%

Five-year period ending January 31, 2020

Average Annual Total Return 4	7.34%

1Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Trust's NAV over the fiscal year-to-date time period including distributions paid and reinvested.

2Cumulative Distribution Rate for the Trust's current fiscal period (March 1, 2019 through January 31, 2020) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Trust's NAV as of January 31, 2020.

3The Current Annualized Distribution Rate is the current fiscal period's distribution rate annualized as a percentage of the Trust's NAV as of January 31, 2020.

4Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Trust for the five year period ending January 31, 2020. Annual NAV Total Return is the percentage change in the

Trust's NAV over a year including distributions paid and reinvested.

The Plan may be amended or terminated at any time by the Trust's Board of Trustees and as a result, the amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

The amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Trust.

Visit www.invesco.com for more details. If you have any questions, please contact our Client Services Department at 1-800-341-2929 between the hours of 8:00 am – 5:00 pm CT, Monday through Friday.

About Invesco Ltd.

Invesco is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our 13 distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in 25 countries, Invesco managed $1.2 trillion in assets on behalf of clients worldwide as of January 31, 2020. For more information, visit www.Invesco.com .

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end Trust will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT FDIC INSURED l MAY LOSE VALUE l NO BANK GUARANTEE

—Invesco—

March 2020

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Trust's annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. This Notice is sent to comply with certain US Securities and Exchange Commission requirements.

On August 1, 2018, Invesco Advisers, Inc. (Invesco) announced that the Board of Trustees of the Trust approved a managed distribution plan (the "Plan") for the Trust, whereby the Trust will pay common shareholders a stable monthly distribution. Under the Plan, the Trust increased its dividend to a stated fixed monthly amount based on a distribution rate of 8.5% of market price per share as of August 1, 2018, which is the date the Plan became effective. The Trust's distributions may include net investment income, long-term capital gains, short-term capital gains and/or return of capital. In order to make multiple long-term capital gains distributions over the course of the year, the Trust will rely on an exemptive order granted by the US Securities and Exchange Commission ("SEC").

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Trust estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust's investment performance and should not be confused with "yield" or "income." The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Trust's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

			CUMULATIVE FISCAL
			YEAR-TO-DATE (YTD)
DISTRIBUTION ESTIMATES	March 2020		February 29, 2020*
				% of
	Per Share	% of Current	Per Share	FYE 02/29/20
Source	Amount	Distribution	Amount	Distributions
Net Investment Income	$0.0834	86.51%	$0.9344	80.77%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or Other Capital Source)	$0.0130	13.49%	$0.2224	19.23%
Total Current Distribution	$0.0964	100.00%	$1.1568	100.00%
(per common share)

*Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The

Trust's annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2020 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Trust's Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of the Trust's earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Trust's Performance and Distribution Rate Information disclosed in the table below is based on the Trust's net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Trust's Cumulative Distribution Rate and the Average Annual Total Return with the Trust's Current Annualized Distribution Rate. The Trust's NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of the Trust's investment performance. The value of a shareholder's investment in the Trust is determined by the Trust's market price, which is based on the supply and demand for the Trust's shares in the open market.

Trust Performance and Distribution Rate Information:

Fiscal Year-to-date March 1, 2019 to February 29, 2020

Fiscal Year-to-date Cumulative Total Return 1	4.65%
Cumulative Distribution Rate 2	9.20%
Current Annualized Distribution Rate 3	7.75%

Five-year period ending February 29, 2020
Average Annual Total Return 4	5.39%

1Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Trust's NAV over the fiscal year-to-date time period including distributions paid and reinvested.

2Cumulative Distribution Rate for the Trust's current fiscal period (March 1, 2019 through February 29, 2020) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Trust's NAV as of February 29, 2020.

3The Current Annualized Distribution Rate is the current fiscal period's distribution rate annualized as a percentage of the Trust's NAV as of February 29, 2020.

4Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Trust for the five year period ending February 29, 2020. Annual NAV Total Return is the percentage change in the Trust's NAV over a year including distributions paid and reinvested.

The Plan may be amended or terminated at any time by the Trust's Board of Trustees and as a result, the amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

The amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Trust.

Visit www.invesco.com for more details. If you have any questions, please contact our Client Services Department at 1-800-341-2929 between the hours of 8:00 am – 5:00 pm CT, Monday through Friday.

About Invesco Ltd.

Invesco is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our 13 distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in 25 countries, Invesco managed $1.1 trillion in assets on behalf of clients worldwide as of February 29, 2020. For more information, visit www.Invesco.com .

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end Trust will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT FDIC INSURED l MAY LOSE VALUE l NO BANK GUARANTEE

—Invesco—